SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 15, 2003

                                  ANMORE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            Florida                    000-50336               20-0398885
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)     (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                         4770 Biscayne Blvd., Suite 1470
                              Miami, Florida 33137
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (305) 576-6833
                            (ISSUER TELEPHONE NUMBER)

                                (FORMER ADDRESS)


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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Previous Independent Auditors:

(i) Effective October 15, 2003, Gately & Associates, LLC. ("Gately") was dismissed as the independent auditor for the Company and Jewett Schwartz & Associates was appointed as the new independent auditor for the Company.

(ii) Gately performed a review of Anmore's financial statements for the quarter ended September 30, 2003. Management of Anmore is unaware of any disagreements with Gately related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the quarter ending September 30, 2003 and any subsequent interim period through Gately's dismissal on October 15, 2003, there has been no disagreement between the Company and Gately on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Gately would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.


(iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.


(iv) There have been no disagreements with Gately on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gately would have caused them to make reference thereto in their report on the financial statements.


(v) The Company requested that Gately furnish it with a letter addressed to the SEC stating whether it disagrees with the above statements. A copy of the letter to the SEC, dated October 11, 2004 is filed as an Exhibit (c) to this Form 8-K filed with the SEC on October 12, 2004.


(vi) During the two most recent fiscal years and the interim period subsequent to October 15, 2004, there have been no reportable events with Gately as set forth in Item 304(a)(i)(v) of Regulation S-K.


(b)      New Independent Accountants:


(i) The Company engaged, Jewett Schwartz & Associates as its new independent auditors as of October 15, 2003. Prior to such date, the Company did not consult with Jewett Schwartz & Associates regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Jewett Schwartz & Associates, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         None.

(b)      Pro Forma Financial Information.

         None.

(c)      Exhibits.

         16.1 Letter from Gately & Associates, LLP.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Anmore, Inc.

                                         By: /s/ Giorgio Saumat
                                         --------------------------
                                         GIORGIO SAUMAT
                                         PRESIDENT


Dated: October 12, 2004